Morgan Stanley Frontier Emerging Markets Fund, Inc.

522 Fifth Avenue

New York, NY  10036

May 12, 2008

Securities and Exchange Commission

Judiciary Plaza

100 F Street, NE

Washington, D.C. 20549

Attention: Larry L. Greene, Division of Investment Management

Mail Stop 0505

RE:          MORGAN STANLEY FRONTIER EMERGING MARKETS FUND, INC.

Dear Mr. Greene:

On behalf of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the “Fund”), we transmit for filing under the Securities Act of 1933 and the Investment Company Act of 1940, the registration statement on Form N-2 relating to the Fund’s initial issuance of shares of common stock, par value $0.01 per share filed on May 12, 2008 (the “Registration Statement”).  The Fund has filed electronically a Notification of Registration on Form N-8A in conjunction with this filing.

The Fund is a newly organized, closed-end management investment company and the Registration Statement is being filed for the purpose of registering shares of common stock of the Fund.  The registration fee for purposes of the initial filing has been wired through the FEDWIRE system to the Securities and Exchange Commission’s account at U.S. Bank, N.A.  The Registration Statement transmitted with this letter contains conformed signature pages, the manually executed originals of which are maintained at the offices of the Fund.

We understand that we may expect comments on this filing in approximately 30 days.  It is expected that the Fund will file a pre-effective amendment responding to any comments, including all required financial information, consents and opinions, and registering additional shares promptly after the resolution of any comments, along with a request of acceleration of effectiveness of the Registration Statement.

If you have any questions concerning the foregoing, please feel free to contact me at (212) 296-6992.

Best Regards,

/s/ Alice J. Stein
Alice J. Stein (formerly, Gerstel)